Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

OF QUARTERLY REPORT ON FORM 10-Q

OF PINNACLE DATA SYSTEMS, INC.

FOR THE QUARTER ENDED MARCH 31, 2010

The undersigned is the Chief Financial Officer of Pinnacle Data Systems, Inc. (the “Issuer”). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Quarterly Report on Form 10-Q of the Issuer for the quarterly period ended March 31, 2010.

I, Nicholas J. Tomashot, certify that the Quarterly Report on Form 10-Q for the period ended March 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This certification is executed as of April 30, 2010.

/s/ Nicholas J. Tomashot
Name: Nicholas J. Tomashot Title: Chief Financial Officer